September 17, 1999



                       DREYFUS GLOBAL BOND FUND, INC.

                          Supplement to Prospectus
                             Dated April 1, 1999

     On September 17, 1999, the Fund's shareholders approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Dreyfus and Pareto Partners ("Pareto") with respect to the Fund. The Fund's management fee paid to Dreyfus will remain at .70% of the value of the Fund's average daily net assets. Under the Sub-Advisory Agreement, Dreyfus will compensate Pareto for its services as follows from the management fee Dreyfus receives from the Fund:

                                  Annual Fee as a Percentage of the
    Average Daily Net Assets           Fund's Average Daily Net Assets

     0 to $ 100 million                           .22%
     $100 million to $1 billion                        .20%
     $1 billion to $1.5 billion                        .18%
     $1.5 billion or more                              .16%

     Under the Sub-Advisory Agreement and subject to Dreyfus' supervision, Pareto will provide investment advisory assistance and day-to-day management of the Fund's investments. Christine V. Downton, the Chief Investment Officer of Pareto, will continue to serve as the Fund's primary portfolio manager.


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